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

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Please be advised that the securities described in the Information may not be
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
WMLT 2005-WMC1 Interest Only FICO Distribution

Credit Bureau Risk Scores* for the Mortgage Loans**

                                                      Percentage of
                                                           Loans by                             Weighted
                               Aggregate   Number of      Aggregate       Average  Weighted      Average     Weighted       Weighted
                               Principal    Mortgage      Principal     Principal   Average    Remaining      Average        Average
Range of Credit Scores           Balance       Loans        Balance       Balance    Coupon         Term         FICO           CLTV
-----------------------  ----------------  ----------   ------------   -----------   -------  -----------  -----------    ----------
540  to  559                 $390,000.00           1          0.24%    $390,000.00   5.990%          358          540         76.00%
560  to  579                  592,700.00           3           0.36    197,566.67     7.257          359          572          82.66
580  to  599                6,687,951.50          25           4.04    267,518.06     6.643          359          591          79.83
600  to  619               12,292,097.00          41           7.43    299,807.24     6.452          359          609          82.45
620  to  639               18,915,685.06          66          11.44    286,601.29     6.294          359          630          80.07
640  to  659               25,248,897.44          78          15.27    323,703.81     6.242          359          649          81.02
660  to  679               37,250,249.61         111          22.53    335,587.83     6.400          359          669          80.81
680  to  699               20,787,483.54          69          12.57    301,267.88     6.329          359          689          81.13
700  to  719               14,680,537.83          46           8.88    319,142.13     6.240          359          708          81.36
720  to  739               13,950,250.00          44           8.44    317,051.14     6.185          359          729          79.85
740  to  759                8,010,259.20          28           4.84    286,080.69     6.102          359          746          80.40
760  to  779                2,952,000.00           8           1.79    369,000.00     6.425          359          767          80.00
780  to  799                2,886,408.00           7           1.75    412,344.00     5.889          359          784          80.00
800  to  819                  694,400.00           2           0.42    347,200.00     6.291          359          809          80.00
-----------------------  ----------------  ----------   ------------   -----------   -------  -----------  -----------    ----------
Total:                   $165,338,919.18         529        100.00%    $312,549.94   6.315%          359          672         80.79%
=======================  ================  ==========   ============   ===========   =======  ===========  ===========    ==========

* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 672.


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